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                                                                   Exhibit 24.2


                               TECO ENERGY, INC.

                 Transcript from Records of Board of Directors

                                January 18, 2001

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                  RESOLVED, that the preparation and filing with the
         Securities and Exchange Commission of an Annual Report on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, including any required exhibits and amendments thereto and containing the information required by such form and any additional information as the officers of the Corporation, with the advice of counsel, deem necessary, advisable or appropriate (the "10-K"), are hereby authorized and approved; that the Chief Executive Officer, the President and any Vice President of the Corporation be, and each of them acting singly hereby is, authorized for and in the name and on behalf of the Corporation to execute the 10-K and cause it to be filed with the Securities and Exchange Commission; and that the officers referred to above be, and each of them hereby is, authorized to execute the 10-K through or by R. D. Fagan, G. L. Gillette or D. E. Schwartz, or any of them, as duly authorized attorneys pursuant to a Power of Attorney in such form as shall be approved by the Corporation's general counsel.

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         I, D. E. Schwartz, hereby certify that I am Secretary of TECO Energy,

Inc., a Florida corporation (the "Corporation"), and set forth above is a true and correct copy of a certain resolution from the minutes of the meeting of the

Board of Directors of the Corporation convened and held on January 18, 2001, at which meeting a quorum for the transaction of business was present and acting throughout.



         I further certify that the resolution set forth above have not been altered, amended or rescinded and that the same is now in full force and effect.


         EXECUTED this 14th day of March, 2001.

                                                       /s/ D. E. Schwartz
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                                                           SECRETARY

                                                       TECO ENERGY, INC.

                                                         Corporate Seal